EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountaints, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated March 30, 2001, included in Hometown Auto Retailers Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in the registration statement.

New York, New York
August 14, 2001

                                                         /s/ Arthur Andersen LLP